UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant To Section 13 Or 15(d) Of
                      The Securities Exchange Act Of 1934


                        Date Of Report: February 8, 2001
                        (Date Of Earliest Event Reported)


                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


               DELAWARE                                  77-0381362
   (State Or Other Jurisdiction Of            (I.R.S. Employer Identification
    Incorporation Or Organization)                        Number)



                         Commission File Number: 0-24802


              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)


                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)


                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)


                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)



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Item 5.           Other Events

         On February 8, 2001, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") issued a press release that announced:

     o   its results for the fourth quarter and fiscal year 2000

     o the addition of a new member of the senior management team for the Company's subsidiary, Monterey Bay Bank

     o   the appointment of a new Director to the Company's Board of Directors

     o   the date for the 2001 annual meeting of stockholders, and

     o   the record date for voting at the 2001 annual meeting of stockholders.


Item 7.           Financial Statements and Exhibits

     (c) Exhibits

         The following Exhibits are filed as part of this Report:

            99.1   Press Release dated February 8, 2001.



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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)




Date:     February 8, 2001       By:  /s/ C. Edward Holden
                                      --------------------
                                      C. Edward Holden
                                      Chief Executive Officer
                                      President



Date:     February 8, 2001       By:  /s/ Mark R. Andino
                                      ------------------
                                      Mark R. Andino
                                      Chief Financial Officer
                                      (Principal Financial & Accounting Officer)



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                                  EXHIBIT INDEX


Exhibit Number               Exhibit
--------------               -------

Exhibit 99.1                 Press Release Dated February 8, 2001







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